Accrued Interest Date:                                                                    Collection Period Ending:
25-Jul-06                                                                                                 31-Jul-06
Distribution Date:                         BMW Vehicle Owner Trust 2005-A                                  Period #
                                           ------------------------------
25-Aug-06                                                                                                        17

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Balances
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
                                                                  Initial      Period End
    Receivables                                            $1,500,000,024    $743,420,735
    Reserve Account                                            $7,194,411      $7,194,411
    Yield Supplement Overcollateralization                    $61,117,886     $29,900,956
    Overcollateralization                                            $137      $5,292,185
    Class A-1 Notes                                          $324,000,000              $0
    Class A-2 Notes                                          $457,000,000     $50,345,594
    Class A-3 Notes                                          $361,000,000    $361,000,000
    Class A-4 Notes                                          $264,507,000    $264,507,000
    Class B Notes                                             $32,375,000     $32,375,000

Current Collection Period
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    Beginning Receivables Outstanding                        $778,632,589
    Collections
       Principal Collections
          Receipts of Scheduled Principal                     $21,068,688
          Receipts of Pre-Paid Principal                      $13,459,729
          Liquidation Proceeds                                   $358,024
          Principal Balance Allocable to Gross Charge-offs       $325,413
       Total Principal Reduction                              $35,211,854

       Interest Collections
          Receipts of Interest                                 $2,454,454
          Servicer Advances                                            $0
          Reimbursement of Previous Servicer Advances            ($20,229)
          Accrued Interest on Purchased Receivables                    $0
          Recoveries                                              $71,957
          Net Investment Earnings                                 $31,696
       Total Interest Collections                              $2,537,878

    Total Collections                                         $37,424,320

    Ending Receivables Outstanding                           $743,420,735

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous Servicer Advance      $149,391
    Current Period Servicer Advance                                    $0
    Current Reimbursement of Previous Servicer Advance           ($20,229)
    Ending Period Unreimbursed Previous Servicer Advances        $129,162

Collection Account
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    Deposits to Collection Account                            $37,424,320

    Distribution Amounts Due
       Servicing Fees Due                                        $648,860
       Class A Noteholder Interest Distribution Due            $2,413,196
       First Priority Principal Distribution Due                       $0
       Class B Noteholder Interest Distribution Due              $119,518
       Second Priority Principal Distribution Due             $27,778,962
       Reserve Account Deposit Due                                     $0
       Regular Principal Distribution Due                      $5,292,185
       Unpaid Trustee Fees Due                                         $0

       Amounts Paid to the Servicer                              $648,860
       Amounts Deposited into Note Distribution Account       $35,603,861
       Amounts Deposited into Reserve Account                          $0
       Excess Funds Released to Depositor                      $1,171,598
    Total Distributions from Collection Account               $37,424,320

Excess Funds Released to the Depositor
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       Release from Reserve Account                                    $0
       Release from Collection Account                         $1,171,598
    Total Excess Funds Released to the Depositor               $1,171,598

Note Distribution Account
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    Amount Deposited from the Collection Account              $35,603,861
    Interest Distribution to Noteholders                       $2,532,714
    Principal Distribution to Noteholders                     $33,071,147
    Amount Deposited from the Reserve Account                          $0
    Amount Paid to Noteholders                                $35,603,861

Distributions
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    Interest Distributable Amount                             Current Int      Per $1,000
    Class A-1 Notes                                                    $0           $0.00
    Class A-2 Notes                                              $254,421           $3.05
    Class A-3 Notes                                            $1,215,367           $3.37
    Class A-4 Notes                                              $943,408           $3.57
    Class B Notes                                                $119,518           $3.69

    Monthly Principal Distributable Amount                Current Payment  Ending Balance     Per $1,000     Factor
    Class A-1 Notes                                                    $0              $0          $0.00      0.00%
    Class A-2 Notes                                           $33,071,147     $50,345,594        $396.46     60.35%
    Class A-3 Notes                                                    $0    $361,000,000          $0.00    100.00%
    Class A-4 Notes                                                    $0    $264,507,000          $0.00    100.00%
    Class B Notes                                                      $0     $32,375,000          $0.00    100.00%

Carryover Shortfalls
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                                                             Prior Period         Current
                                                               Carryoover         Payment     Per $1,000
    Class A-1 Interest Carryover Shortfall                             $0              $0             $0
    Class A-2 Interest Carryover Shortfall                             $0              $0             $0
    Class A-3 Interest Carryover Shortfall                             $0              $0             $0
    Class A-4 Interest Carryover Shortfall                             $0              $0             $0
    Class B Interest Carryover Shortfall                               $0              $0             $0


Receivables Data
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                                                         Beginning Period                  Ending Period
    Number of Contracts                                            43,005          42,028
    Weighted Average Remaining Term                                 37.80           36.84
    Weighted Average Annual Percentage Rate                         4.24%           4.23%

    Delinquencies Aging Profile End of Period               Dollar Amount      Percentage
       Current                                               $679,377,865          91.39%
       1-29 days                                              $51,789,592           6.97%
       30-59 days                                              $9,237,611           1.24%
       60-89 days                                              $1,699,271           0.23%
       90-119 days                                               $493,032           0.07%
       120+ days                                                 $823,364           0.11%
       Total                                                 $743,420,735         100.00%
       Delinquent Receivables +30 days past due               $12,253,278           1.65%


    Write-offs
       Gross Principal Write-Offs for Current Period             $325,413
       Recoveries for Current Period                              $71,957
       Net Write-Offs for Current Period                         $253,456

       Cumulative Realized Losses                              $3,927,483


    Repossessions                                           Dollar Amount           Units
       Beginning Period Repossessed Receivables Balance        $1,887,564              72
       Ending Period Repossessed Receivables Balance           $1,938,240              75
       Principal Balance of 90+ Day Repossessed Vehicles         $255,718               6


Yield Supplement Overcollateralization
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    Beginning Period Required Amount                          $31,452,610
    Beginning Period Amount                                   $31,452,610
    Current Distribution Date Required Amount                 $29,900,956
    Current Period Release                                     $1,551,654
    Ending Period Amount                                      $29,900,956
    Next Distribution Date Required Amount                    $28,386,384

Reserve Account
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    Beginning Period Required Amount                           $7,194,411
    Beginning Period Amount                                    $7,194,411
    Net Investment Earnings                                       $31,696
    Beginning Period Required Amount                           $7,194,411
    Current Period Deposit Amount Due                                  $0
    Current Period Deposit Amount Paid From Collection Account         $0
    Current Period Release to Note Distribution Account                $0
    Ending Period Required Amount                              $7,194,411
    Current Period Release to Depositor                                $0
    Ending Period Amount                                       $7,194,411


Overcollateralization
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    Beginning Period Amount                                    $5,881,239
    Ending Period Target Credit Enhancement OC Amount          $5,292,185
    Ending Period Amount                                       $5,292,185
    Current Period Release                                       $589,054
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